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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                           Merrimac Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                            MERRIMAC INDUSTRIES, INC.
                               41 FAIRFIELD PLACE
                          WEST CALDWELL, NJ 07006-6287



Mason N. Carter                                                 January 24, 2001
Chairman of the Board

                       YOUR VOTE IS VERY IMPORTANT TO US!

Dear Fellow Merrimac Industries Shareholder:

Our Special Meeting of Shareholders has been adjourned to February 21, 2001 in order to allow more time for shareholders such as you to vote. I am writing to personally ask you to take a brief moment to vote the enclosed Merrimac proxy "FOR" a very important proposal to reincorporate from New Jersey to Delaware.

        WE BELIEVE THAT THE PASSAGE OF THIS PROPOSAL IS CRITICAL TO THE
           FUTURE OF MERRIMAC AND ONLY YOUR VOTE CAN MAKE IT HAPPEN!

PLEASE DON'T UNDERESTIMATE THE IMPORTANCE OF YOUR VOTE. THERE ARE MANY SHAREHOLDERS, WHO, SUCH AS YOU, HAVE NOT YET VOTED AND OWN AT LEAST 1,000 SHARES. FAILURE TO VOTE IS THE SAME AS A VOTE AGAINST THE PROPOSAL.

ALMOST 90% OF SHAREHOLDERS THAT HAVE VOTED THUS FAR HAVE VOTED IN FAVOR OF THE PROPOSAL. HOWEVER, ADDITIONAL VOTES ARE REQUIRED TO ACHIEVE THE UNUSUALLY HIGH 80% SUPERMAJORITY VOTE REQUIREMENT.

         Quick and easy telephone and Internet voting instructions are enclosed. Please take a brief moment to vote your Merrimac shares NOW.

            [PICTURE]                                    [PICTURE]

         TOLL-FREE VOTING                            www.proxyvote.com
          24 HOURS A DAY



PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS AND VOTE BY TELEPHONE OR INTERNET TODAY! You may also return the enclosed voting instruction form in the envelope provided. Should you have any questions, please contact Mackenzie Partners, Inc., our proxy solicitor, at (800) 322-2885 or call me personally at (800) 575-1301, ext. 202.

                                                     Very truly yours,



                                                     Mason N. Carter
                                                     Chairman of the Board

                            MERRIMAC INDUSTRIES, INC.
                               41 FAIRFIELD PLACE
                          WEST CALDWELL, NJ 07006-6287



Mason N. Carter                                                 January 24, 2001
Chairman of the Board

                       YOUR VOTE IS VERY IMPORTANT TO US!

Dear Fellow Merrimac Industries Shareholder:

Our Special Meeting of Shareholders has been adjourned to February 21, 2001 in order to allow more time for shareholders such as you to vote. I am writing to personally ask you to take a brief moment to vote the enclosed Merrimac proxy "FOR" a very important proposal to reincorporate from New Jersey to Delaware.

        WE BELIEVE THAT THE PASSAGE OF THIS PROPOSAL IS CRITICAL TO THE
           FUTURE OF MERRIMAC AND ONLY YOUR VOTE CAN MAKE IT HAPPEN!

ALMOST 90% OF SHAREHOLDERS THAT HAVE VOTED THUS FAR HAVE VOTED IN FAVOR OF THE PROPOSAL. HOWEVER, ADDITIONAL VOTES ARE REQUIRED TO ACHIEVE THE UNUSUALLY HIGH 80% SUPERMAJORITY VOTE REQUIREMENT.

         Quick and easy telephone and Internet voting instructions are enclosed. Please take a brief moment to vote your Merrimac shares NOW.

            [PICTURE]                                     [PICTURE]

         TOLL-FREE VOTING                              www.proxyvote.com
          24 HOURS A DAY



PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS AND VOTE BY TELEPHONE OR INTERNET TODAY! You may also return the enclosed voting instruction form in the envelope provided. Should you have any questions, please contact Mackenzie Partners, Inc., our proxy solicitor, at (800) 322-2885 or call me personally at (800) 575-1301, ext. 202.

                                                       Very truly yours,



                                                       Mason N. Carter
                                                       Chairman of the Board

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